UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2012

_______UNICO, INCORPORATED_______

(Exact name of registrant as specified in its charter)

     ______Arizona ________   ______000-30239_____    ________13-4171971__________

     (State or other jurisdiction     (Commission file number)     (I.R.S. Employer Identification No.)

         Of incorporation)

1440 St Mary Street, New Orleans, LA 70130

(Address of principal executive offices) (zip code)

_______________(518) 469-6484______________

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.

Corporate Governance and Management

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Mark Lopez

Effective December 21, 2012, Mark A. Lopez resigned as a member of the Board of Directors of Unico, Incorporated (“Unico”).  Mr. Lopez resigned as Manager of Deer Trail Mining Company, LLC effective June 27, 2012.

Appointment of Edward Winders

Effective June 27, 2012, Edward Winders was elected Acting Chief Executive Officer and Acting President of Unico, Incorporated (“Unico”), and Manager of Deer Trail Mining Company, LLC.

Appointment of Stephen Spencer

Effective June 27, 2012, Stephen Spencer was elected Manager of Deer Trail Mining Company, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO INCORPORATED
Date: January 20, 2013	/s/ Edward E. Winders Edward E. Winders, Chairman of the Board Acting President/CEO of Unico

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